POWER OF ATTORNEY


           The undersigned, Carole Lewis Anderson, a Director of
VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and J.
Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, on
Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 1997.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set her hand and seal this 13th day of December, 1996.




                          /s/ Carole Lewis Anderson
                              ---------------------
                              Carole Lewis Anderson
                              Director


STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

          This 13th day of December, 1996, before me came Carole
Lewis Anderson, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that she executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                         /s/  Toni A. Schreivogel
                              -------------------
                              Toni A. Schreivogel
                              Notary Public
                              400 West 48th Avenue
                              Denver, Colorado  80216

{SEAL}


                       POWER OF ATTORNEY


           The undersigned, Bruce B. Brundage, a Director of
VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and J.
Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, on
Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 1997.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this 13th day of December, 1996.




                          /s/ Bruce B. Brundage
                              -----------------
                              Bruce B. Brundage
                              Director


STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

           This 13th day of December, 1996, before me came Bruce
B. Brundage, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                         /s/  Toni A. Schreivogel
                              -------------------
                              Toni A. Schreivogel
                              Notary Public
                              400 West 48th Avenue
                              Denver, Colorado  80216
{SEAL}

                       POWER OF ATTORNEY


          The undersigned, Charles R. Frederickson, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint J. Michael Jenkins with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 1997.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this 13th day of December, 1996.




                          /s/ Charles R. Frederickson
                              -----------------------
                              Charles R. Frederickson
                              Director


STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

           This 13th day of December, 1996, before me came
Charles R. Frederickson, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                         /s/  Toni A. Schreivogel
                              -------------------
                              Toni A. Schreivogel
                              Notary Public
                              400 West 48th Avenue
                              Denver, Colorado  80216
{SEAL}

                       POWER OF ATTORNEY


           The undersigned, John C. Hoyt, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and
J. Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 1997.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this 13th day of December, 1996.



                          /s/ John C. Hoyt
                              ------------
                              John C. Hoyt
                              Director


STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

           This 13th day of December, 1996, before me came John
C. Hoyt, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                         /s/  Toni A. Schreivogel
                              -------------------
                              Toni A. Schreivogel
                              Notary Public
                              400 West 48th Avenue
                              Denver, Colorado  80216

{SEAL}


                       POWER OF ATTORNEY


           The undersigned, J. Michael Jenkins, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 1997.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this 13th day of December, 1996.




                          /s/ J. Michael Jenkins
                              ------------------
                              J. Michael Jenkins
                              Director


STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

           This 13th day of December, 1996, before me came
J. Michael Jenkins, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                         /s/  Toni A. Schreivogel
                              -------------------
                              Toni A. Schreivogel
                              Notary Public
                              400 West 48th Avenue
                              Denver, Colorado  80216
{SEAL}

                       POWER OF ATTORNEY


           The undersigned, Robert T. Marto, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and
J. Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 1997.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this 13th day of December, 1996.




                          /s/ Robert T. Marto
                              ---------------
                              Robert T. Marto
                              Director


STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

          This 13th day of December, 1996, before me came Robert
T. Marto, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                         /s/  Toni A. Schreivogel
                              -------------------
                              Toni A. Schreivogel
                              Notary Public
                              400 West 48th Avenue
                              Denver, Colorado  80216

{SEAL}

                       POWER OF ATTORNEY


           The undersigned, Dudley C. Mecum, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and
J. Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 1997.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this 13th day of December, 1996.




                          /s/ Dudley C. Mecum
                              ---------------
                              Dudley C. Mecum
                              Director


STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

          This 13th day of December, 1996, before me came Dudley
C. Mecum, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                         /s/  Toni A. Schreivogel
                              -------------------
                              Toni A. Schreivogel
                              Notary Public
                              400 West 48th Avenue
                              Denver, Colorado  80216
{SEAL}


                       POWER OF ATTORNEY


           The undersigned, Dennis B. Robertson, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and
J. Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 1997.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this 13th day of December, 1996.




                          /s/ Dennis B. Robertson
                              -------------------
                              Dennis B. Robertson
                              Director


STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

          This 13th day of December, 1996, before me came Dennis
B. Robertson, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                         /s/  Toni A. Schreivogel
                              -------------------
                              Toni A. Schreivogel
                              Notary Public
                              400 West 48th Avenue
                              Denver, Colorado  80216

{SEAL}


                       POWER OF ATTORNEY


           The undersigned, Hunter Yager, a Director of VICORP
Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and
J. Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 1997.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this 13th day of December, 1996.




                          /s/ Hunter Yager
                              ------------
                              Hunter Yager
                              Director


STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

             This 13th day of December, 1996, before me came Hunter Yager, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

             My commission expires 8/25/98.

             WITNESS my hand and official seal


                         /s/  Toni A. Schreivogel
                              -------------------
                              Toni A. Schreivogel
                              Notary Public
                              400 West 48th Avenue
                              Denver, Colorado 80216

{SEAL}


                       POWER OF ATTORNEY


           The undersigned, Arthur Zankel, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and
J. Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 29, 1997.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this 13th day of December, 1996.




                          /s/ Arthur Zankel
                              -------------
                              Arthur Zankel
                              Director


STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

          This 13th day of December, 1996, before me came Arthur
Zankel, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                         /s/  Toni A. Schreivogel
                              -------------------
                              Toni A. Schreivogel
                              Notary Public
                              400 West 48th Avenue
                              Denver, Colorado  80216
{SEAL}